                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,  Joseph V.  Roberts,  Chief  Executive  Officer  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Annual Report of Nutrition  Management Services Company on Form 10-K for the
year ended June 30, 2007 of the Company (the  "Report")  fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934,
and the  information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

     /s/ Joseph V. Roberts
     -----------------------
     Joseph V. Roberts
     Chief Executive Officer

     Date: October 15, 2007
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